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                                                           EXHIBIT 10.11(b)(3)

                                     NOTE

$7,031,250                                                    August 31, 1994
                                                            Chicago, Illinois

        On or before the Stated Maturity Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of Continental Bank, at the principal office of Continental Bank (the "Agent"), in Chicago, Illinois, Seven Million Thirty One Thousand Two Hundred Fifty Dollars ($7,031,250) or, if less, the aggregate unpaid amount of all Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

        The undersigned further promises to pay interest on the unpaid principal amount of each Loan evidenced hereby from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

        This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of May 6, 1994 (herein, as amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, certain financial institutions (including the payee) and the Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or may have its due date accelerated.

        In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

        This Note is made under and governed by the internal laws of the State of Illinois.

                                                MANCHESTER PLASTICS, LTD.



                                                By /s/ TERENCE C. SEIKEL
                                                    Title   CFO

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Schedule Attached to Note dated August 31, 1994 of MANCHESTER PLASTICS, LTD., payable to the order of Continental Bank.

Date and              Date and
Amount of             Amount of
Loan or of            Repayment or of
conversion from       conversion into                  Unpaid
another type of       another type of    Interest      Principal     Notation
Loan                  Loan               Period        Balance       Made by

                           1.  FLOATING RATE LOANS

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                             2.  EURODOLLAR LOANS

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